VOYA VARIABLE INSURANCE TRUST

VY® Goldman Sachs Bond Portfolio

(the “Portfolio”)

Supplement dated October 12, 2018

to the Prospectus, Summary Prospectus,

(each a “Prospectus” and collectively the “Prospectuses”)

and Statement of Additional Information (“SAI”),

each dated May 1, 2018

Jonathan Beinner will be retiring from Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) on March 31, 2019. Effective January 1, 2019, Mr. Beinner will no longer serve as a portfolio manager for the Portfolio and Ashish Shah will be added as a portfolio manager.

Effective January 1, 2019, the Portfolio’s Prospectuses and SAI are revised as follows:

1.	All references to Mr. Beinner serving as a portfolio manager for the Portfolio are hereby deleted from the Portfolio’s Prospectuses and SAI.

2.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the Portfolio’s Prospectuses is deleted and replaced with the following:

Portfolio Managers
	Jonathan Beinner	Michael Swell
	Portfolio Manager (since 02/15)	Portfolio Manager (since 02/15)

EFFECTIVE JANUARY 1, 2019
Portfolio Managers
	Ashish Shah	Michael Swell
	Portfolio Manager (since 01/19)	Portfolio Manager (since 02/15)

3.	The following paragraph replaces the third paragraph of the sub-section entitled “Management of the Portfolio – The Sub-Advisers and Portfolio Managers” of the Portfolios Prospectus:

Ashish Shah, Portfolio Manager, Co-Chief Investment Officer of Global Fixed-Income, Global Head of Corporate Credit and Head of the Cross-Sector Strategy within Fixed-Income. Mr. Shah joined GSAM in 2018. From 2010 to 2018, Mr. Shah was at AllianceBernstein, where he was most recently the Head of Fixed-Income and Chief Investment Officer of Global Credit.

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